Exhibit 10.1

Execution Version

AMENDMENT No. 3, dated as of May 22, 2018 (this “Amendment”) to the Amended and Restated Credit Agreement dated as of July 17, 2015, among SUMMIT MATERIALS, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Collateral Agent, L/C Issuer and Swing Line Lender and the other parties thereto (as amended on January 19, 2017 and November 21, 2017 and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 10.01 of the Credit Agreement provides that the parties hereto may amend the Credit Agreement for the purposes set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.              Amendments.

Part I

Effective upon receipt by the Administrative Agent of executed counterparts to this Amendment from the Borrower and Lenders constituting the Required Lenders, the Credit Agreement is hereby amended as follows:

(a)           The following new definition is hereby added to Section 1.01 of the Credit Agreement:

““Amendment No. 3” means Amendment No. 3 to this Agreement dated as of May 22, 2018.”

(b)           Section 3.07(b) of the Credit Agreement is hereby amended by inserting “(x)” immediately before “in connection with Amendment No. 1” in the final sentence thereof and inserting the following to the end of such sentence immediately before “.”:

“and (y) in connection with Amendment No. 3, the Borrower shall not be required to provide ten (10) Business Days’ prior written notice to the Administrative Agent and any Non-Consenting Lender and any Non-Consenting Lender with New Term Loans shall not be required to sign an Assignment and Assumption with respect to any required assignment of its New Term Loans pursuant to this Section 3.07 and the assignment of any Non-Consenting Lender’s New Term Loans to an assignee pursuant to this Section 3.07 shall become effective immediately upon receipt by (i) such Non-Consenting Lender of a notice that all Non-

Consenting Lender’s New Term Loans are being required to be assigned to such assignee, which notice shall be signed by the Borrower, the Administrative Agent and the assignee and (ii) the Administrative Agent (for the account of such Non-Consenting Lender) of immediately available funds in an amount from (x) such assignee equal to the principal amount of such Non-Consenting Lender’s New Term Loan and (y) the Borrower equal to the amount of accrued and unpaid interest on such Non-Consenting Lender’s New Term Loan to but excluding the date of such payment”

Part II

The Credit Agreement is hereby amended effective as of the Amendment No. 3 Effective Date (as defined below) and after giving effect to Part I of this Amendment as follows:

(a)           The following new definitions are hereby added to Section 1.01 of the Credit Agreement in alphabetical order:

““Amendment No. 3 Effective Date” has the meaning set forth in Amendment No. 3.”

““Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.”

““Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.”

(b)           Clause (a) of the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(a) with respect to New Term Loans: (x) a percentage per annum equal to: (A) for Eurocurrency Rate Loans, 2.00% and (B) for Base Rate Loans, 1.00%.”

(c)           Clause (a)(iv) of Section 2.05 is hereby amended by amending and restating in its entirety as follows:

“(iv)     In the event that following, but not including, the Amendment No. 3 Effective Date and on or prior to the six-month anniversary of the Amendment No. 3 Effective Date, the Borrower (x) prepays, refinances, substitutes or replaces any New Term Loans pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iv) that constitutes a Repricing Transaction), or (y) effects any amendment, amendment and restatement or other modification of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative

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Agent, for the ratable account of each of the applicable Term Lenders, (1) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the New Term Loans so prepaid, refinanced, substituted or replaced and (2) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable New Term Loans amended or otherwise modified pursuant to such amendment. If, following, but not including, the Amendment No. 3 Effective Date and on or prior to the six-month anniversary of the Amendment No. 3 Effective Date, any Term Lender that is a Non-Consenting Lender and is replaced pursuant to Section 3.07(a) in connection with any amendment, amendment and restatement or other modification of this Agreement resulting in a Repricing Transaction, such Term Lender (and not any Person who replaces such Term Lender pursuant to Section 3.07(a)) shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium or fee described in the preceding sentence. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”

(d)           Section 10.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 10.18.  KYC Information. Promptly following any written request therefor, the Borrower shall deliver to the Administrative Agent such information and documentation in respect of any Loan Party reasonably requested by the Administrative Agent or any Lender for purposes of compliance by the Administrative Agent or such Lender with applicable “know your customer” requirements under the USA PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.”

Section 2.              Representations and Warranties, No Default.  The Borrower hereby represents and warrants that as of the Amendment No. 3 Effective Date (i) no Default or Event of Default exists and is continuing, (ii) to the best of its knowledge, the information included in the Beneficial Ownership Certification is true and correct in all material respects on and as of the date hereof and (iii) all representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality are true and correct (after giving effect to any qualification thereof) in all respects on and as of the date hereof or as of the specifically referenced earlier date, as the case may be).

Section 3.              Effectiveness.  The amendments set forth in Part I of Section 1 of this Amendment shall become effective as provided therein.   The amendments set forth in Part II of Section 1 of this Amendment shall become effective on the date (such date, the “Amendment No. 3 Effective Date”) on which each of the following conditions has been satisfied:

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(a)           The Administrative Agent shall have received executed signature pages hereto from (i) the Required Lenders under and as defined in the Credit Agreement, (ii) each Lender with a New Term Loan and (iii) each of the Loan Parties;

(b)           Bank of America, N.A shall have received (i) all fees required to be paid on the effective date of this Amendment as separately agreed between the Borrower and Bank of America, N.A. (or its affiliate) and (ii) payment of all expenses required to be paid or reimbursed under Section 10.04(a) of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Amendment No. 3 Effective Date;

(c)           The Administrative Agent shall have received reasonably satisfactory evidence of authorization of this Amendment by the Loan Parties and a certificate of a Responsible Officer of the Borrower to the effect set forth in Section 2 above.

(d)           The Administrative Agent shall have received from the Borrower all accrued and unpaid interest on the New Term Loans to but excluding the Amendment No. 3 Effective Date.

(e)           KYC Information.

(i) Upon the reasonable written request of any Lender made at least ten days prior to the Amendment No. 3 Effective Date, the Borrower shall have delivered to such Lender the documentation and other information so requested in respect of any Loan Party in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the USA PATRIOT Act, in each case at least three days prior to the Amendment No. 3 Effective.

(ii) At least three days prior to the Amendment No. 3 Effective Date, if the Borrower  qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver a Beneficial Ownership Certification in relation to the Borrower.

The amendments contemplated hereby shall apply only from and after the date of effectiveness of this Amendment.

Section 4.              Applicable Law.

(a)           THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)           ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING,

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MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY OTHER DOCUMENT RELATED HERETO.  EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 5.              Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6.              Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the date of effectiveness, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

Section 7.              WAIVER OF RIGHT TO TRIAL BY JURY.

THE PARTIES HERETO EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT

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CLAIMS, TORT CLAIMS, OR OTHERWISE.  THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF.

Section 8.              Lead Arrangers and Lead Bookrunners.  Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs Bank USA and Royal Bank of Canada are the lead arrangers and bookrunners for this Amendment and shall be entitled to all rights, privileges and immunities applicable to the “Lead Arrangers” under the Loan Documents in connection herewith.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SUMMIT MATERIALS, LLC

By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Secretary

[Signature Page to Summit Amendment]

KILGORE PARTNERS, L.P.

By:	SUMMIT MATERIALS, LLC, its general partner

By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Secretary

[Signature Page to Summit Amendment]

SUMMIT MATERIALS INTERMEDIATE HOLDINGS, LLC

By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Secretary

[Signature Page to Summit Amendment]

ALAN RITCHEY MATERIALS COMPANY, L.C.
ALLEYTON RESOURCE COMPANY, LLC
ALLEYTON SERVICES COMPANY, LLC
AMERICAN MATERIALS COMPANY, LLC
AUSTIN MATERIALS, LLC
B & B RESOURCES, INC.
BOURBON LIMESTONE COMPANY
BOXLEY MATERIALS COMPANY
BROAD RIVER CRUSHED STONE, LLC
COLORADO COUNTY SAND & GRAVEL CO., L.L.C.
COLUMBIA AGGREGATES, LLC
COLUMBIA SILICA SAND, LLC
CON-AGG OF MO, L.L.C.
CONCRETE SUPPLY OF TOPEKA, INC.
CONTINENTAL CEMENT COMPANY, L.L.C.
CORNEJO & SONS, L.L.C.
ELAM CONSTRUCTION, INC.
GEORGIA STONE PRODUCTS, LLC
GLASSCOCK COMPANY, INC.
GLASSCOCK LOGISTICS COMPANY, LLC
GREEN AMERICA RECYCLING, LLC
H.C. RUSTIN CORPORATION
HAMM, INC.
HINKLE CONTRACTING COMPANY, LLC
INDUSTRIAL ASPHALT, LLC
KILGORE COMPANIES, LLC
LAREDO PAVING, INC.
LEGRAND JOHNSON CONSTRUCTION CO.
LEWIS & LEWIS, INC.
MCLANAHAN CRUSHED STONE, LLC
MID-MISSOURI LIMESTONE, LLC
METRO READY MIX, L.L.C.
N.R. HAMM CONTRACTOR, LLC
N.R. HAMM QUARRY, LLC
NORTHWEST AGGREGATES, INC.
NORTHWEST READY MIX, INC.
OHIO VALLEY ASPHALT, LLC
PEAK MATERIALS, LLC
PELICAN ASPHALT COMPANY, LLC
PENNY’S CONCRETE AND READY MIX, L.L.C.
PRICE CONSTRUCTION, LTD.
R.D. JOHNSON EXCAVATING COMPANY, LLC
RAZORBACK CONCRETE COMPANY
READY MIX CONCRETE OF SOMERSET, LLC
RK HALL, LLC
SCS MATERIALS, LLC

[Signature Page to Summit Amendment]

SIERRA READY MIX LIMITED LIABILITY COMPANY
STOCKMAN PROPERTIES, L.L.C.
STOCKMAN QUARRY L.L.C.
SUMMIT FINANCE GROUP, LLC
SUMMIT MATERIALS CORPORATIONS I, INC.
TROY VINES, INCORPORATED

By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Secretary

[Signature Page to Summit Amendment]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Mollie S. Canup
Name: Mollie S. Canup
Title: Vice President

BANK OF AMERICA, N.A.,
as L/C Issuer, Swingline Lender and a Lender

By:	/s/ SujayMaiya
Name: Sujay Maiya
Title: Vice President

[Signature Page to Summit Amendment]